U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 12, 2003

                               Axtion Foods, Inc.

             (Exact name of registrant as specified in its charter)

                                   California
                 (State or other jurisdiction of incorporation)



 0000912057-02-022970                                       98-0336674
       -------                                          ----------
(Commission File No.)                                 (IRS Employer
                                                    Identification No.)


                            4025 Camino Del Rio South
                                    Suite 300
                              San Diego, California
                                  760-436-3124

                              www.axtionfoods.com.

                        (Address and telephone number of
               principal executive offices and place of business)
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 Item 1. Changes in Control of Registrant

None

Item 2. Acquisition or Disposition of Assets

None

Item 3. Bankruptcy or Receivership

None.

Item 4. Changes in Accountants

         On February 12, 2003 the corporation retained a new auditing firm in place of its existing auditor, Siegal Smith, which resigned in November of 2002. The purpose of the resignation was that Siegal Smith, a partnership, was dissolved. In addition, the individual accountant from that firm who performed the audit for the corporation, David Smith, changed his professional emphasis from auditing financial statements to the preparation of income tax returns and thereon declined to perform any further auditing services for Southwest or any other corporation.
  The name of the new auditing firm is Amissano Hanson. In accordance with Rule 304 of Regulation SB, Siegal Smith's report on the financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles. The change in the principal accountant was recommended by the corporation's board of directors.
         There were no disagreements with the former accountant, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

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         The former accountant had not advised the corporation that: internal controls necessary to develop reliable financial statements did not exist; or information had come to the attention of the former accountant which made the accountant unwilling to rely on management's representations, or unwilling to be associated with the financial statements prepared by management; or the scope of the audit should be expanded significantly, or information had come to the accountant's attention that the accountant had concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent audited financial statements (including information that might preclude the issuance of an unqualified audit report), and the issue was not resolved to the accountant's satisfaction prior to its resignation or dismissal.
         Furthermore, the corporation did not consult with the new accountant regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the small business issuer's financial statements and either written or oral advice was provided that was an important factor considered by the small business issuer in reaching a decision as to the accounting, auditing or financial reporting issue; or any matter that was the subject of a disagreement or event identified in Rule 304(a)(1)(4).
         Finally, the corporation requested that the new accountant review the disclosure required by Rule 304 before it was filed with the Securities And Exchange Commission and provided the new accountant the opportunity to furnish the corporation with a letter addressed to the Securities And Exchange Commission containing any new information, clarification of the corporation's expression of its views, or the respects in which it does not agree with the statements made in response to Rule 304 by the corporation. The letter is filed as an exhibit containing the disclosure required by the Rule 304.

Item 5. Other Events

None

Item 6. Resignation & Appointment of Directors

None

Item 7. Financial Statements Pro Forma Financial & Exhibits
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Exhibits
10.1 Letter From Auditor
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axtion Foods, Inc.

By: /s/ Julia I. Reynolds
Julia I. Reynolds, President

Dated: February 13, 2003







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Exhibit 10.1

February 13, 2003


Securities and Exchange Commission
450  5th Street, NW
Washington, DC
USA  20549

Re:               Southwest Charters, Inc. (the "Corporation")

We have been furnished with a copy of the Regulation SB Rule 304 Disclosure regarding change in Auditors of Form SB-2 of Axtion Foods, Inc.

We agree with the statements made in response to Rule 304 by the Corporation.

Yours truly,

/s/ Amisano Hanson
AMISANO HANSON







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